UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2016 (May 2, 2016)

AGREE REALTY CORPORATION
(Exact name of registrant as specified in its Charter)

Maryland	1-12928	38-3148187
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

70 E. Long Lake Rd., Bloomfield Hills, Michigan	48304
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The 2016 annual meeting of the stockholders (the “Annual Meeting”) of the Company was held May 2, 2016. At the Annual Meeting, the stockholders of Agree Realty Corporation (the “Company”) approved amendments to the Articles of Incorporation of the Company (the “Charter”) increasing the number of authorized shares of common stock, $0.0001 par value per share, from 28 million to 45 million, and prohibiting the Company’s Board of Directors from classifying or reclassifying any authorized but unissued shares of the Company’s common stock into shares of preferred stock.

The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Amendment setting forth the amendments, which are filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders voted, in person or by proxy, on the following matters:

a)	To elect three directors to serve until the annual meeting of stockholders in 2019;

b)	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2016;

c)	To approve, by non-binding vote, executive compensation;

d)	To consider and approve the amendment to the Company’s Articles of Incorporation, as amended and supplemented (our “Charter”) to increase the number of authorized shares of our common stock from 28 million shares to 45 million shares; and

e)	To consider and approve the amendment to our Charter to provide that, in no event, may the board of directors of the Company classify or reclassify any authorized but unissued shares of the Company’s common stock into shares of the Company’s preferred stock or any class or series thereof.

The three nominees were elected, the appointment of the independent registered public accounting firm was ratified, and the executive compensation was approved by non-binding vote. In addition, the amendments to our articles of incorporation were both approved. The results of the voting were as follows:

Election of Directors:

Director	Votes For	Votes Withheld	Broker Non-Votes
Joel Agree	14,859,720	446,430	3,222,827
William S. Rubenfaer	14,199,317	1,106,833	3,222,827
Leon Schurgin	14,869,655	436,495	3,222,827

Ratification of Appointment of Independent Registered Public Accounting Firm:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,408,991	105,589	14,397	0

Approval, by non-binding vote, of Executive Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,414,787	790,100	101,263	3,222,827

Approval of Amendment to Articles of Incorporation (increase shares):

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,775,440	641,424	112,113	0

 Approval of Amendment to Articles of Incorporation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,194,092	70,429	41,629	3,222,827

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

3.1	Amendment to the Articles of Incorporation of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

Date: May 3, 2016	By:	/s/ MATTHEW M. PARTRIDGE
Matthew M. Partridge, Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment to the Articles of Incorporation of the Company.